INTERNATIONAL FINANCIAL GROUP, INC.
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EXHIBIT 31.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Financial Group, Inc. (the "Company") on Form 20-F for the period ending July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     INTERNATIONAL FINANCIAL GROUP,


Date: January 7, 2005                       /s/  Daniel MacMullin
                                           ----------------------------------
                                     Name:   Daniel MacMullin
                                     Title:  Chairman and Chief Executive
                                             Officer


                                     INTERNATIONAL FINANCIAL GROUP,


Date: January 7, 2005                       /s/  Daniel MacMullin
                                           ----------------------------------
                                     Name:   Daniel MacMullin
                                     Title:  Executive Vice President,
                                             Chief Financial Officer

















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July 31, 2003                     Annual Report                         Page 44